Exhibit 10.1

ASSET PURCHASE AGREEMENT

This Asset Purchase Agreement (this “Agreement”) is made as of August 7, 2026, by and between Aeternum Health, Inc., a Delaware corporation (the “Company”), and Manaslu LLC (“Seller”).

A. The Seller is the owner of an option to acquire a 50.1% stake in American Renaissance Materials LLC (“ARM”), and the Company desires to acquire this asset, which is more fully described in Appendix I to Exhibit A hereto (the “Assets”), in full consideration of which the Company will issue shares of its Series B preferred stock, par value $0.01 per share (“Preferred Stock”) and its shares of common stock, par value $0.01 per share (“Common Stock”) to the Seller.

B. Seller desires to sell to the Company the Assets for the equity consideration set forth in this Agreement.

NOW, THEREFORE, in consideration for the mutual promises and covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Number of Shares and Consideration. Subject to the terms and conditions of this Agreement, the Seller hereby agrees to sell the Assets to the Company in return for the Company agreeing to issue to the Seller 50,000,000 shares of Common Stock and 2,000,000 shares of Series B Preferred Stock (collectively, the “Shares”) . The consideration for the Shares will be the Seller’s transfer to the Company of all of the Seller’s rights in the Assets. Seller agrees to execute and deliver the form of Bill of Sale attached hereto as Exhibit A and such other documents as the Company may from time to time request to confirm such transfer. The closing of such purchase shall occur immediately upon execution of this Agreement.

2. Legends. All certificates representing any of the Shares subject to the provisions of this Agreement shall have endorsed thereon the following legends:

(a) “THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT.”

(b) Any legend required to be placed thereon under applicable state securities laws.

3. Representations and Warranties. In connection with the proposed purchase of the Shares, the Seller hereby agrees, represents and warrants as follows:

(a) The Seller is purchasing the Shares solely for the Seller’s own account for investment and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act.

(b) The Seller realizes that Seller’s purchase of the Shares will be a highly speculative investment, and Seller is able, without impairing Seller’s financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss of Seller’s investment.

(c) The Company has disclosed to the Seller that:

(i) The sale of the Shares has not been registered under the Securities Act, and the Shares must be held indefinitely unless a transfer of it is subsequently registered under the Securities Act or an exemption from such registration is available, and that the Company is under no obligation to register the Shares;

(ii) The Company will make a notation in its records of the aforementioned restrictions on transfer and legends.

(d) The Seller is aware of the provisions of Rule 144 promulgated under the Securities Act, which, in substance, permits limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof (or an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, including among other things: the resale occurring not less than six (6) months from the date the Seller has purchased and paid for the Shares; the availability of certain public information concerning the Company; the sale being through a broker in an unsolicited “broker’s transaction” or in a transaction directly with a market maker; and limitations on the amount of Shares that may be sold during any three (3) month period. The Seller further represents that Seller understands that at the time Seller wishes to sell the Shares there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, the Seller would be precluded from selling the Shares under Rule 144 even if the six (6) month minimum holding period had been satisfied.

(e) Without in any way limiting the Seller’s representations and warranties set forth above, the Seller further agrees that the Seller shall in no event make any disposition of all or any portion of the Shares which the Seller is purchasing unless and until:

(i) There is then in effect a Registration Statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said Registration Statement; or

(ii) The Seller shall have (1) notified the Company of the proposed disposition and furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (2) if reasonably requested by the Company, furnished the Company with an opinion of counsel to the effect that such disposition will not require registration of such shares under the Securities Act.

4. Transfers in Violation of Agreement. The Company shall not be required to (a) transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (b) treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

5. Miscellaneous.

(a) Further Instruments. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

(b) Notice. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given (i) upon personal delivery, (ii) when sent by confirmed electronic mail or facsimile, if sent during normal business hours of recipient, or if not, then on the next business day, or (iii) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on the signature pages hereof or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.

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(c) Successors and Assigns. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon the Seller and the Seller’s heirs, executors, administrators, successors and assigns.

(d) Applicable Law. This Agreement, together with the exhibits hereto, shall be governed by and construed in accordance with the laws of the State of Delaware regardless of the laws that might otherwise govern under principles of conflict of laws applicable thereto.

(e) Entire Agreement. This Agreement and the exhibits attached hereto constitute the entire agreement of the parties with respect to the subject matter hereof superseding all prior written or oral agreements.

(f) Amendments. No amendment or addition to this Agreement shall be deemed effective unless agreed to in writing by the parties hereto.

(g) Right to Specific Performance. The Seller agrees that the Company shall be entitled to a decree of specific performance of the terms hereof or an injunction restraining violation of this Agreement, said right to be in addition to any other remedies available to the Company.

(h) Severability. If any provision of this Agreement is held by a court to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force and effect without being impaired or invalidated in any way and shall be construed in accordance with the purposes and tenor and effect of this Agreement.

(i) Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

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IN WITNESS WHEREOF, the parties hereto have executed this Asset Purchase Agreement as of the date first above written.

SELLER		COMPANY

AETERNUM HEALTH, INC		MANASLU LLC

By:	/s/ Paul Mann	By:	/s/ Andrey Dergo

Address:	601 Pennsylvania Avenue, NW	Address:	5th Floor, Anderson Square Building
	South Building, Suite 900,		64 Sheddon Road
	Washington, DC 20004		PO Box 31325
Grand Cayman KY1-1206
Cayman Islands

EXHIBIT A

BILL OF SALE AND ASSIGNMENT AGREEMENT

In consideration of the issuance of capital shares of Aeternum Health, Inc., a Delaware corporation (the “Company”), the receipt and sufficiency of which are hereby acknowledged, Manaslu LLC (“Transferor”) does hereby sell, convey, assign, transfer, vest and deliver to the Company, its successors and assigns, all of his rights, title, and interest in and to the asset as more particularly defined in Appendix I hereto (the “Assets”), and the Company does hereby acknowledge the receipt of and accept delivery of the Assets.

This Bill of Sale shall be governed by and construed in accordance with the internal laws of the State of Delaware regardless of the laws that might otherwise govern under principles of conflict of laws applicable thereto.

Transferor warrants that he is the owner of the Assets and has the right to enter into and perform each of the acts and obligations described in this Bill of Sale without violating any rights of any third party. The Company acknowledges and agrees that it is taking possession and ownership of the Assets in their “AS IS WHERE IS” condition and that if any portions of the Assets are found defective by the Company, Transferor shall have no obligation to remedy such defects nor any other liability or obligation with respect thereto. TRANSFEROR MAKES AND THE COMPANY OR ANY THIRD PARTY RECEIVES NO WARRANTY, EXPRESSED OR IMPLIED, AND EXPRESSLY EXCLUDES ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. TRANSFEROR SHALL HAVE NO LIABILITY OF ANY NATURE, INCLUDING THOSE OBLIGATIONS UNDER THIS AGREEMENT, FOR CONSEQUENTIAL, EXEMPLARY, OR INCIDENTAL DAMAGES EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THE STATED INDEMNITY IS IN LIEU OF ALL LIABILITIES OR OBLIGATIONS OF TRANSFEROR FOR DAMAGES ARISING OUT OF OR IN CONNECTION WITH THE DELIVERY, USE, SALE, OWNERSHIP, OR PERFORMANCE OF THE ASSETS.

IN WITNESS WHEREOF, the Company and Transferor have executed this Bill of Sale effective as of first above day written.

TRANSFEROR	COMPANY

MANASLU LLC	AETERNUM HEALTH, INC.

By:	By:
xxxxx	xxxxxx

APPENDIX I

COPY OF CALL OPTION